UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2022

VYANT BIO, INC.

(Exact Name of Company as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Executive Campus

2370 State Route 70, Suite 310

Cherry Hill, NJ 08002

(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code (201) 479-8126

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Company is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VYNT	The Nasdaq Capital Market

Item 5.08. Shareholder Director Nominations.

On May 25, 2022, the Board of Directors of Vyant Bio, Inc. (the “Company”) determined that the Company’s annual meeting of stockholders (the “Annual Meeting”) will be held on July 14, 2022, at 11:00 a.m. Eastern Time as a virtual-only meeting via live online webcast or at such other time and location to be determined by the authorized officers and set forth in the Company’s proxy statement for the Annual Meeting, and established May 31, 2022 as the record date for determining stockholders entitled to notice of, and vote at, the Annual Meeting. The Company did not hold an annual meeting in 2021. As a result, stockholders of the Company who wish to have a proposal considered for inclusion in the Company’s proxy materials for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must provide written notice to the Company at its corporate headquarters, 2 Executive Campus, 2370 State Route 70, Suite 310, Cherry Hill, NJ 08002, on or before June 6, 2022, which the Company has determined to be a reasonable time before it expects to begin to print and mail its proxy materials. Stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must comply with the deadline set forth above as well as all the applicable rules and regulations promulgated by the Securities and Exchange Commission under the Exchange Act. In addition, pursuant to the Company’s bylaws, stockholders who wish to nominate a person for election as a director or submit a proposal for inclusion at the Annual Meeting must provide written notice to the Company at its corporate headquarters on or before June 6, 2022. Any such written notice must be directed to the attention of the Company’s Secretary at the Company’s corporate headquarters and must comply with the applicable provisions of the Company’s bylaws, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibits are furnished as part of this report:

Exhibit 104 -	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYANT BIO, INC.

		By:	/s/ John A. Roberts
		Name:	John A. Roberts
		Title:	President and Chief Executive Officer

Date:	May 25, 2022